UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2019

LILIS ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 Bering Drive, Suite #510
Houston, TX 77057
(Address of principal executive office, including zip code)

(817) 585-9001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Securities registered pursuant to Section 12(b) of the Act

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LLEX	NYSE American

Item 5.07     Submission of Matters to a Vote of Security Holders.
Lilis Energy, Inc. (the “Company”) held its Annual Meeting on May 20, 2019, in Houston, Texas (the “Annual Meeting”), for the following purposes: (1) to elect nine directors to the Board of Directors of the Company, each to serve until the 2020 annual meeting, (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers, (3) to ratify the selection of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019, and (4) to approve the issuance of shares of the Company’s common stock issuable upon conversion of all shares of the Company’s Series E Preferred Stock pursuant to the Transaction Agreement, dated as of March 5, 2019, between the Company and The Värde Fund VI-A, L.P., Värde Investment Partners, L.P., The Värde Fund XI (Master), L.P., Värde Investment Partners (Offshore) Master, L.P., The Värde Skyway Fund, L.P., The Värde Skyway Mini-Master Fund, L.P. and The Värde Fund XII (Master), L.P (the “Värde Parties). Each of these proposals is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 10, 2019.
     The results of the matters voted upon at the Annual Meeting are as follows:

Proposal 1 – Election of Directors:
Each of the nine nominees for director was duly elected by the stockholders, with votes as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nuno Brandolini	75,550,507	11,743,332	15,617,902
R. Glenn Dawson	77,705,566	9,588,273	15,617,902
John Johanning	75,771,803	11,522,036	15,617,902
Markus Specks	74,701,863	12,591,976	15,617,902
Michael G. Long	79,958,558	7,335,281	15,617,902
Mark Christensen	73,613,148	13,680,691	15,617,902
Nicholas Steinsberger	79,958,975	7,334,864	15,617,902
David M. Wood	79,923,836	7,370,003	15,617,902
Ronald D. Ormand	79,859,201	7,434,638	15,617,902

Proposal 2 – Approval, on a Non-binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers:
The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, by the stockholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
71,664,021	15,588,485	41,333	15,617,902

Proposal 3 – Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm:
The selection of BDO USA, LLP as the Company’s independent registered public accounting firm, for the year ending December 31, 2019, was ratified by the Company’s stockholders, with votes as follows:

Votes For	Votes Against	Votes Abstain
94,968,298	7,878,811	64,632

 Proposal 4 – Approval of the issuance of shares of the Company’s common stock issuable upon conversion of all shares of the Company’s Series E Preferred Stock pursuant to the Transaction Agreement, dated as of March 5, 2019, between the Company and the Värde Parties:
The issuance of shares of the Company’s common stock issuable upon conversion of all shares of the Company’s Series E Preferred Stock pursuant to the Transaction Agreement dated as of March 5, 2019, between the Company and the Värde Parties, was approved by the Company’s stockholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
75,436,853	11,734,646	122,340	15,617,902

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2019                    LILIS ENERGY, INC.

By: /s/ Joseph Daches
Joseph Daches
President, Chief Financial Officer and Treasurer